Supplement Dated March 18, 2009 to the Variable Annuity Prospectuses for the Following:

MassMutual Artistry; Panorama Passage; MassMutual RetireEase Select; MassMutual Transitions

All Dated May 1, 2008

MassMutual Evolution and MassMutual Transitions Select

Both Dated August 20, 2008

For MassMutual Artistry and Panorama Passage certificates issued in New York the word “contract” in this supplement is replaced with “certificate” and the words “contract owner” are replaced with “participant.”

This supplement revises the prospectus to reflect the following:

•	Closing of the Oppenheimer Balanced Fund/VA and Oppenheimer High Income Fund/VA to new money.
•	Reorganizing of the MML Small Company Opportunities Fund with and into the MML Small Cap Equity Fund.
•	Reorganizing of the MML Growth Equity Fund with and into the MML Blue Chip Growth Fund.
•	Impact of changes on Automated Programs and Purchase Payment Allocation Instructions.
•	A new footnote to the MML Money Market Fund expenses.

Definition of Automatic Programs:

Automatic Programs include: Automatic Investment Plan, Automatic Rebalancing Program, Transfers from a DCA Fixed Account, Dollar Cost Averaging Program and Interest Sweep Option. All programs are not available in all contracts. Refer to your prospectus to determine which programs are available in your contract.

What You Need to Know:

Closing of the Oppenheimer Balanced Fund/VA and Oppenheimer High Income Fund/VA to New Money:

a)	If you have contract value allocated to these funds you may continue to choose any of the following actions on or after May 1, 2009 (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the funds and into other investment choices;
•	withdraw amounts from the funds (including use of a systematic withdrawal program, if available); and
•	maintain your current investment in the funds.
b)	Effective May 1, 2009 and after, whether or not you have any contract value allocated to these funds, you may not allocate any new money to these funds via purchase payments, transfers or through Automatic Programs.
c)	Effective May 1, 2009, if any of these funds are utilized in an Automatic Program we will terminate the program. You can avoid having an Automatic Program terminated by providing us with new Automatic Program instructions prior to May 1, 2009.
d)	Effective May 1, 2009 and after, if you have purchase payment instructions on file requesting that a portion or all of a purchase payment be allocated to any of these funds, we will not be able to apply your purchase payment to your contract. We will contact you to receive new instructions. You can avoid having a purchase payment rejected by contacting us with new purchase payment allocation instructions prior to May 1, 2009.

Reorganizing of the MML Small Company Opportunities Fund with and into the MML Small Cap Equity Fund:

a)	Effective May 1, 2009, this fund will no longer be an available investment choice.
b)	If you have contract value allocated to the MML Small Company Opportunities Fund on April 30, 2009 that contract value will be allocated to the MML Small Cap Equity Fund on May 1, 2009.
c)	Effective May 1, 2009, if the MML Small Company Opportunities Fund is utilized in an Automatic Program we will replace that fund with the MML Small Cap Equity Fund and continue the Automatic Program.

d)	Effective May 1, 2009 and after, if you have purchase payment instructions on file requesting that a portion or all of a purchase payment be allocated to the MML Small Company Opportunities Fund, we will make the allocation to the MML Small Cap Equity Fund.

Reorganizing of the MML Growth Equity Fund with and into the MML Blue Chip Growth Fund:

a)	Effective May 1, 2009, this fund will no longer be an available investment choice.
b)	If you have contract value allocated to the MML Growth Equity Fund on April 30, 2009 that contract value will be allocated to the MML Blue Chip Growth Fund on May 1, 2009.
c)	Effective May 1, 2009, if the MML Growth Equity Fund is utilized in an Automatic Program we will replace that fund with the MML Blue Chip Growth Fund effective May 1, 2009 and continue the Automatic Program.
d)	Effective May 1, 2009 and after, if you have purchase payment instructions on file requesting that a portion or all of a purchase payment be allocated to the MML Growth Equity Fund, we will make the allocation to the MML Blue Chip Growth Fund.

MML Money Market Fund Expense Footnote:

In the “Table of Fees and Expenses” section, in the “Investment Management Fees and Other Expenses” table, in the row for the MML Money Market Fund, in the “Management Fees” column we are adding a footnote reference to footnote X. Following the table we are adding footnote X:

X. MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

If you have questions about this supplement or wish to revise any instructions you have on file with us, contact your registered representative. Additional instructions will be provided to contract owners with Automatic Programs who are utilizing the closed Oppenheimer Funds prior to the next scheduled automatic occurrence.

For more information about the funds, read each fund prospectus. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time.